EXHIBIT 10.16


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.




AS OF     __, 199__

                           DENTAL CARE ALLIANCE, INC.

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)


               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK


NO. WP-2



         FOR VALUE RECEIVED, DENTAL CARE ALLIANCE, INC., a Delaware corporation (the "Company"), hereby certifies that THE NASSAU GROUP, INC. or registered assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, ___fully paid and non-assessable shares (the "Warrant Shares") of Common Stock for a price of $350,000.00 (the "Exercise Price") or $___ per share.

         The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on the date the Company completes an initial public offering (the "Base Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time, or from time to time during the period commencing on the date hereof and expiring 5:00 p.m. Eastern Time on ___________ (the "Expiration Date"), by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check or delivery by Holder of a promissory note, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or his or her duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant, provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer that may be involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant exercised.

         2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

                  (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6.     ANTI-DILUTION PROVISIONS.

         6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

         6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

         6.3 FURTHER ASSURANCES. While this Warrant is outstanding, the
Company (a) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of capital stock upon the exercise of this Warrant.

         6.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

         6.5    NOTICES OF RECORD DATE, ETC.  In case:

                           (a)  the Company  shall take a record of the holders
of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                           (b)  of any capital  reorganization of the Company,
any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           (c)  of any voluntary or involuntary dissolution,
liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

         7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. Notwithstanding any other provision contained herein, this Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         8. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

         9.     REGISTRATION RIGHTS.

                  (a) RIGHT OF HOLDER TO INCLUDE SHARES. Whenever the Company proposes to register any of its Common Stock under the Securities Act on Form S-1, S-2, S-3 or any similar form then in effect (a "Registration Statement"), whether or not for its own account, the Company shall, except with respect to the initial public offering by the Company of any class of equity securities give written notice thereof to the Holder at least 30 days before such filing, if practicable (but in no event less than 20 days before such filing), offering the Holder the opportunity to register on such Registration Statement such number of Shares as the Holder may request in writing, subject to the provisions of Section 9(b), not later than 10 days before such filing (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an offering that is underwritten (an "Underwritten Registration"), to cause such Shares to be included in such Registration Statement (or in a separate Registration Statement concurrently filed) and to cause such Registration Statement to become effective with respect to such Shares. If the Company's registration is to be effected pursuant to an Underwritten Offering, Shares registered pursuant to this Section 9 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register Shares and before the effectiveness of the Registration Statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of a written notice to the Holder (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Shares in connection with such registration or (ii) in the case of a determination to delay registration, delay the registration of the Shares for the same period as the delay in the registration of such other shares of Common Stock. If the Holder requests inclusion in a registration pursuant to this Section 9, he may, at any time before the effective date of the Registration Statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); PROVIDED, HOWEVER, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the Registration Statement, then the Holder shall have no right to so revoke his request.

                  (b)    UNDERWRITTEN REGISTRATION.

                           (i) Notwithstanding anything herein to the
                  contrary, the Holder may not participate in any Underwritten Registration hereunder unless he (a) agrees to sell the Shares on the same terms and conditions provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangement and (b) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding (a) above, the Holder shall be required to pay his proportionate share of any underwriting discount and related expenses of the underwriters borne by other stockholders (as opposed to the Company) with respect to the registration and offering of the Shares only if the Registration Statement relating to such registration is declared effective, and shall be reimbursed for any such amounts paid if the Registration Statement does not become effective or if there is a suspension of its effectiveness. In addition, the Holder shall be responsible for any legal, accounting or other professional fees and expenses incurred by the Holder.

                           (ii) If any Piggyback Registration is in the form
                  of an Underwritten Offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary Underwritten Offering is being made.

                  (c)    PRIORITY IN PIGGYBACK REGISTRATION.

                           (i) If the shares of Common Stock to be included in
                  a Piggyback Registration are to be sold in one or more Underwritten Offerings and the managing underwriter or underwriters advise the Company in writing that the total amount of shares of Common Stock requested to be included in such offering would exceed the maximum amount of securities which can be marketed at a price reasonably related to the current fair market value of such securities without adversely affecting such offering (the "Underwriters' Maximum Number"), then the Company will so notify the Holder and will be required to include in such registration, to the extent of the Underwriters' Maximum Number: FIRST, if the Underwritten Registration is an underwritten registration on behalf of the stockholders of the Company, the shares of Common Stock requested by such stockholders to be included in such registration, PRO RATA among such stockholders on the basis of the number of shares of Common Stock held by such stockholders; SECOND, any shares of Common Stock that the Company proposes to sell for its own account; and THIRD, other securities requested to be included in such registration; PROVIDED, HOWEVER, that if the Underwritten Registration is an underwritten registration on behalf of the Company, the Company will include in such registration, in lieu of the first and second priorities described above, to the extent of the Underwriters' Maximum
               Number: FIRST, the shares of Common Stock the Company proposes to sell and SECOND, the shares of Common Stock requested by the stockholders of the Company to be included in such registration, PRO RATA among such stockholders on the basis of the number of shares of Common Stock held by such stockholders.

                    (ii) If any of the Shares to be included in a Piggyback
               Registration are to be sold in a non-underwritten offering, but the Company, after consultation with an investment banking firm of nationally recognized standing (including a regional firm of recognized standing), reasonably determines the amount of shares of Common Stock to be included in such registration exceeds the amount of securities that can be sold within a price range acceptable to the Company or the initiating holders and notifies all holders of shares of Common Stock requesting inclusion in such registration of such determination ("Company's Maximum Number"), then the Company will be required to include in such registration, to the extent of the Company's Maximum Number, shares of Common Stock in accordance with the priorities set forth in paragraph (i) above.

                  (d) DELIVERY OF REGISTRATION STATEMENT. In connection with a Piggyback Registration, the Company shall deliver to the Holder, its counsel and the underwriters, if any, without charge, at least one signed copy of the Registration Statement, upon request, and such number of conformed copies thereof and such number of copies of the Prospectus (including the preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto or any other document as such persons may reasonably request and as promptly as practicable after the filing with the Securities and Exchange Commission of any document which is incorporated by reference into a Registration Statement, the copy of such document.

                  (e) EQUITY HOLDER INFORMATION. If Shares owned by the Holder are included in a Piggyback Registration, the Holder shall furnish promptly to the Company such information regarding himself and the distribution of such securities as the Company may from time to time reasonably request in writing in order that the Company may comply with applicable securities laws.

                   (f) INDEMNIFICATION. In the event of any registration of Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Shares, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violations by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said final prospectus or said amendment or supplement or any document incident to the registration or qualification of any Shares in reliance upon and in conformity with information furnished to the Company by the Holder for use in preparation thereof. Before Shares held by the Holder shall be included in any registration pursuant to this Agreement, the Holder shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 9(g) for the indemnification of the Holder by the Company) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue statement or omission was (i) made in reliance upon and in conformity with information furnished to the Company by the Holder for use in the preparation of such registration statement, final prospectus or amendment or supplement or (ii) contained in any Registration Statement which was utilized by the Holder or any controlling person or affiliate of the Holder either (A) on any date which is in excess of 45 days after the date of the Prospectus included therein, or (B) after the Holder was notified that such Registration Statement contained an untrue statement of a material fact or omitted to state any material fact. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 9(g), such indemnified party will, if a claim in respect thereof is made against any indemnifying party, given written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 9(g), such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 9(g). The indemnify
party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

                  (g) CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Shares of Holder if, in the opinion of counsel to the Company, the sale or other disposition of all of the Holders' Shares may be effected without registering such Restricted Shares under the Securities Act.

         10. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         11. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the choice of law rules thereof.

         IN WITNESS HEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                DENTAL CARE ALLIANCE, INC.

                                By:
                                   ---------------------------------------
                                   Name:    Steven R. Matzkin
                                   Title:   President and Chief Executive
                                            Officer

                              WARRANT EXERCISE FORM


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____ shares of Common Stock of Dental Care Alliance, Inc., a Delaware corporation, and hereby makes payment of $____________ in payment therefor.



                                                -------------------------------
                                                Signature


                                                -------------------------------
                                                Signature, if jointly held


                                                -------------------------------
                                                Date




                       INSTRUCTIONS FOR ISSUANCE OF STOCK
(if other than to the registered holder of the within Warrant)

Name
    ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

Social Security or
Taxpayer Identification Number
                              -------------------------------------------------

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED,
                   ------------------------------------------------------------

hereby sells, assigns and transfers unto


Name
    ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

the right to purchase Common Stock of Dental Care Alliance, Inc., a Delaware corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint
_____________________________________________________________________________
Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



DATED:  ____________, _____.


                                               ---------------------------------
                                               Signature



                                               ---------------------------------
                                               Signature, if jointly held

                           Dental Care Alliance, Inc.
                           1343 Main Street, 7th Floor
                             Sarasota, Florida 34236

                                           August __, 1997

J. Francis Lavelle
The Nassau Group, Inc.
18 Kings Highway North
Westport, Connecticut 06880

Gentlemen:

         This letter sets forth our agreement with respect to certain securities of Dental Care Alliance, Inc. (the "Company") and other compensation to be received by the Nassau Group, Inc. ("Nassau") in consideration for its assistance to the Company in connection with an initial public offering of the Company's Common Stock.

         1. The Company shall, upon the consummation of an initial public offering by the Company (an "IPO Transaction") at any time after the date hereof, issue to Nassau a warrant, exercisable at Nassau's sole discretion for five years from the date of grant (the "IPO Warrant A"), to purchase that number of shares of Common Stock obtained by dividing $350,000 by the price per share of the shares sold in the IPO Transaction. For IPO Warrant A, the exercise price per share shall be the price per share of the shares sold in the IPO Transaction. A copy of the form to be used for IPO Warrant A is attached hereto as Exhibit A.

         2. The Company shall, upon the consummation of an IPO Transaction at any time after the date hereof, issue to Nassau a warrant, exercisable at Nassau's sole discretion for one year from the date of grant (the "IPO Warrant B"), to purchase that number of shares of Common Stock obtained after the Company completes its stock split in connection with the IPO Transaction equivalent to 650 shares of pre-stock split Common Stock. IPO Warrant A and IPO Warrant B are hereinafter collectively referred to as the "IPO Warrants." For IPO Warrant B, the exercise price per share shall be an amount equal to $92,355.00 divided by the number of shares of Common Stock issued upon exercise of IPO Warrant B. A copy of the form to be used for IPO Warrant B is attached hereto as Exhibit B.

         3. Upon the consummation of an IPO Transaction at any time during the 18 month period from the date hereof, the Company shall pay or cause to be paid to Nassau a fee of $100,000 in cash (the "IPO Transaction Fee").

         4. Both Nassau and Lavelle acknowledge and agree that they have no further rights to purchase shares of Common Stock or other securities of the Company, except as set forth herein. Each of Nassau and Lavelle also acknowledge that they have no other rights to fees,

J. Francis Lavelle
The Nassau Group, Inc.
August __, 1997
Page 2




except for the IPO Transaction Fee and for approximately $60,000 already invoiced to the Company by Nassau. Each of Nassau and Lavelle also acknowledges and agrees that he and it have no registration rights except for the piggyback registration rights contained in those certain Equity Holders Agreements between the Company on the one hand and each of Nassau and Lavelle on the other hand, and the piggyback registration rights contained in the IPO Warrants, in the latter case, if issued, it being the intent and agreement of the parties hereto that there be no demand registration rights.

         5. The Company hereby acknowledges that Nassau has assigned its right to receive the IPO Warrant A and the IPO Warrant B to Lavelle. The Company hereby consents to such assignment.

         6. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties with respect to the subject matter hereof.

         If the foregoing correctly sets forth your understanding with respect to the subject matter hereof, please so indicate by signing below.

                             Very truly yours,

                             Dental Care Alliance, Inc.




                             By:
                                ----------------------------------------
                                Name:  Dr. Steven R. Matzkin
                                Title: President and Chief Executive Officer


Acknowledged and Agreed:

The Nassau Group, Inc.

By:
   -------------------------------
     Name:
          ------------------------
     Title:
           -----------------------



----------------------------------
J. Francis Lavelle